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                                                                    Exhibit 21.1

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
                         LIST OF SUBSIDIARIES/AFFILIATES


1.      AIP/GREENBRIER GP, INC., - Texas corporation

2.      AIP OFFICE FLEX II LLC - Ohio limited liability company

3.      AIP OPERATING, L.P., - Delaware limited partnership

4.      AIP/POST OFFICE GP, INC., - Delaware corporation

5.      AIP PROPERTIES #1, L.P., - Delaware limited partnership

6.      AIP PROPERTIES #3, L.P., - Delaware limited partnership

7.      AIP PROPERTIES #3 GP, INC., - Texas corporation

8.      AIP-SWAG GP, INC., - Texas corporation

9.      AIP-SWAG OPERATING PARTNERSHIP, L.P., - Delaware limited partnership

10.     AIP TAMARAC, INC., - Texas corporation

11.     AMERICAN INDUSTRIAL PROPERTIES REIT - Texas real estate investment trust

12.     AMERICAN INDUSTRIAL PROPERTIES REIT, INC., - Maryland corporation

13.     BANDERA COVENTRY LLC - Ohio limited liability company

14.     BANDERA POINTE INVESTMENT LLC - Delaware limited liability company

15.     BELDEN PARK CROSSINGS I LLC - Ohio limited liability company

16. BLACK CHERRY LIMITED LIABILITY COMPANY - Colorado limited liability company

17.     CANAL STREET PARTNERS, L.L.C. - Michigan limited liability company

18.     CENTERTON SQUARE LLC - Delaware limited liability company

19.     CHELMSFORD ASSOCIATES LLC, - Delaware limited liability company

20.     CHESTERFIELD EXCHANGE, LLC - Georgia limited liability company


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21.     COMMUNITY I LLC - Delaware limited liability company

22.     COMMUNITY CENTERS ONE L.L.C. - Delaware limited liability company

23.     COMMUNITY CENTERS TWO L.L.C. - Delaware limited liability company

24.     COMMUNITY CENTERS THREE, L.L.C. - Delaware limited liability company

25. CONTINENTAL SAWMILL LIMITED LIABILITY COMPANY - Ohio limited liability company

26.     CONTINENTAL SAWMILL LIMITED PARTNERSHIP - Ohio limited partnership

27.     COON RAPIDS RIVERDALE VILLAGE LLC - Ohio limited liability company

28. COVENTRY II DDR NORTH SHORE VILLAGE LLC - Delaware limited liability company

29. COVENTRY II DDR PHOENIX SPECTRUM LLC - Delaware limited liability company

30. COVENTRY II DDR PHOENIX SPECTRUM OP LLC - Delaware limited liability company

31. COVENTRY II DDR PHOENIX SPECTRUM SPE LLC - Delaware limited liability company

32.     COVENTRY II DDR TOTEM LAKE LLC - Delaware limited liability company

33.     COVENTRY II DDR WARD PARKWAY LLC - Delaware limited liability company

34.     COVENTRY LONG BEACH PLAZA LLC, - Delaware limited liability company

35. COVENTRY REAL ESTATE PARTNERS, LTD. (fka Retail Value Management Ltd.) - Ohio limited liability company

36.     COVENTRY ROUND ROCK LLC - Ohio limited liability company

37.     CRRV CENTRAL LLC - a Delaware limited liability company

38.     CRRV PERIMETER ONE LLC - a Delaware limited liability company

39.     CRRV PERIMETER TWO LLC - a Delaware limited liability company

40.     DD COMMUNITY CENTERS ONE, INC. - Ohio corporation

41.     DD COMMUNITY CENTERS TWO, INC. - Ohio corporation



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42.     DD COMMUNITY CENTERS THREE, INC. - Ohio corporation

43.     DD COMMUNITY CENTERS FIVE INC. - Ohio corporation

44.     DD COMMUNITY CENTERS SEVEN, INC. - Delaware corporation

45.     DD COMMUNITY CENTERS EIGHT, INC. - Delaware corporation

46. DD COMMUNITY CENTERS INVESTMENTS LLC - Delaware limited liability company

47.     DD DEVELOPMENT COMPANY II, INC. - Ohio corporation

48.     DDPD OPP LLC - Maryland limited liability company

49.     DDR/1ST CAROLINA APEX PHASE III LLC - Delaware limited liability company

50.     DDR APPLE BLOSSOM LLC - Delaware limited liability company

51.     DDR CM, INC. - California corporation (Affiliate)

52.     DDR CHANDLER LLC - Ohio limited liability company

53.     DDR CONTINENTAL INC. - Ohio corporation

54.     DDR CONTINENTAL LP - Ohio limited partnership

55.     DDR CROSSROADS CENTER LLC - Ohio limited liability company

56.     DDR DB DEVELOPMENT VENTURES LP - Texas limited partnership

57.     DDR DB OPPORTUNITY SUB, INC. - Ohio corporation

58.     DDR DB OUTLOT LP - Texas limited partnership

59.     DDR DB OUTLOT II LP - Texas limited partnership

60.     DDR DB SA PHASE II LP - Texas limited partnership

61.     DDR DB SA VENTURES LP - Texas limited partnership

62.     DDR DB TECH VENTURES LP - Texas limited partnership



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63.     DDR DEER PARK TOWN CENTER LLC - Ohio limited liability company

64.     DDR DERBY SQUARE LLC - Delaware limited liability company

65.     DDR DOWNREIT LLC - Ohio limited liability company

66.     DDR EASTGATE PLAZA LLC - Delaware limited liability company

67.     DDR FAMILY CENTERS I INC. - Ohio corporation

68.     DDR FAMILY CENTERS LP - Delaware limited partnership

69.     DDR FC LAKEPOINTE LLC - Delaware limited liability company

70.     DDR FLATIRON LLC - Ohio limited liability company

71.     DDR FOSSIL CREEK LLC - Delaware limited liability company

72.     DDR HARBISON COURT LLC - Delaware limited liability company

73.     DDR HENDON NASSAU PARK II LP - Georgia limited partnership

74. DDR HERMES ASSOCIATES L.C. (FKA DDR VIC II L.C.) - Utah limited liability company

75.     DDR HIGHLAND GROVE LLC - Delaware limited liability company

76.     DDR HILLTOP PLAZA LLC - Delaware limited liability company

77.     DDR INDEPENDENCE LLC - Delaware limited liability company

78.     DDR KILDEER INC. - Illinois corporation

79.     DDR LIBERTY FAIR, INC. - Delaware corporation

80. DDR LONG BEACH LLC (FKA DDR OLIVERMCMILLAN LONG BEACH LLC), - Delaware limited liability company

81.     DDR MANAGEMENT LLC - Delaware limited liability company (Affiliate)

82.     DDR MACQUARIE FUND LLC - Delaware limited liability company

83.     DDR MARKAZ LLC - Delaware limited liability company



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84.     DDR MDT BELDEN PARK LLC - Delaware limited liability company

85.     DDR MDT BELDEN PARK II LLC - Delaware limited liability company

86.     DDR MDT CARILLON PLACE LLC - Delaware limited liability company

87.     DDR MDT FAIRFAX TOWNE CENTER LLC - Delaware limited liability company

88.     DDR MDT GREAT NORTHERN LLC - Delaware limited liability company

89.     DDR MDT HOLDINGS I TRUST - Maryland real estate investment trust

90.     DDR MDT HOLDINGS II TRUST - Maryland real estate investment trust

91.     DDR MDT HOLDINGS III TRUST - Maryland real estate investment trust

92.     DDR MDT INDEPENDENCE COMMONS LLC - Delaware limited liability company

93.     DDR MDT MIDWAY MARKETPLACE LLC - Delaware limited liability company

94.     DDR MDT PERIMETER POINTE LLC - Delaware limited liability company

95.     DDR MDT SHOPPERS WORLD LLC - Delaware limited liability company

96.     DDR MDT TOWNE CENTER PRADO LLC - Delaware limited liability company

97.     DDR MDT WOODFIELD VILLAGE LLC - Delaware limited liability company

98.     DDR MICHIGAN II LLC - Ohio limited liability company

99.     DDR NASSAU PARK II INC. - Ohio corporation

100.    DDR NASSAU PAVILION ASSOCIATES LP - Georgia limited partnership

101.    DDR NASSAU PAVILION INC. - Ohio corporation

102.    DDR NORTH POINTE PLAZA LLC - Delaware limited liability company

103. DDR OCEANSIDE LLC (FKA DDR OLIVERMCMILLAN OCEANSIDE LLC), - Delaware limited liability company

104.    DDR OFFICE FLEX CORPORATION - Delaware corporation


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105.    DDR OFFICE FLEX LP - Ohio limited partnership

106.    DDR OHIO OPPORTUNITY LLC - Ohio limited liability company

107.    DDR OHIO OPPORTUNITY II LLC - Ohio limited liability company

108.    DDR OHIO OPPORTUNITY III LLC - Ohio limited liability company

109.    DDR OVIEDO PARK LLC - Delaware limited liability company

110.    DDR PARADISE LLC - Ohio limited liability company

111.    DDR PASEO LLC - Delaware limited liability company

112. DDR P&M ASPEN GROVE LIFESTYLE CENTER PROPERTIES, LLC, - Delaware limited liability company

113.    DDR/POST OFFICE LIMITED PARTNERSHIP - a Virginia limited partnership

114.    DDR QUEENSWAY LLC - Ohio limited liability company

115.    DDR QUEENSWAY CM LLC - Ohio limited liability company (Affiliate)

116.    DDR REAL ESTATE SERVICES INC. - California corporation (Affiliate)

117. DDR REALTY COMPANY (FKA DDR REALTY TRUST, INC.) - Maryland Real Estate Investment Trust

118. DDR RENO LLC (FKA DDR OLIVERMCMILLAN RENO LLC), - Delaware limited liability company

119.    DDR RIVERCHASE LLC - a Delaware limited liability company

120. DDR SANSONE DEVELOPMENT VENTURES LLC - Missouri limited liability company

121.    DDR SM LLC - a Delaware limited liability company

122.    DDR SPRINGFIELD LLC - Delaware limited liability company

123.    DDR/TECH 29 LIMITED PARTNERSHIP, - Maryland limited partnership

124.    DDR TINTON FALLS, LLC, - Ohio limited liability company



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125.    DDR TRANSITORY SUB, INC. - a Maryland corporation

126. DDR URBAN, INC. (FKA DDR OLIVERMCMILLAN INC.) - Delaware corporation (Affiliate)

127. DDR URBAN LP (FKA DDR OLIVERMCMILLAN LP) - Delaware limited partnership (Affiliate)

128. DDR UNIVERSITY SQUARE ASSOCIATES L.C. (FKA DDR BIG V ASSOCIATES L.C.) - Utah limited liability company

129.    DDR VAN NESS, INC. - Ohio corporation

130.    DDR/VAN NESS OPERATING COMPANY, L.P. - Delaware limited partnership

131.    DDR VIC I L.C. - Utah limited liability company

132.    DDR WATERTOWN LLC - Ohio limited liability company

133.    DDR WILSHIRE, INC. - Ohio corporation

134.    DDR WOODMONT LLC - Delaware limited liability company

135.    DDR XENIA AND NEW BERN LLC - Delaware limited liability company

136.    DDRA COMMUNITY CENTERS FOUR, L.P. - Texas limited partnership

137.    DDRA COMMUNITY CENTERS FIVE, L.P. - Delaware limited partnership

138.    DDRA COMMUNITY CENTERS SIX, L.P. - Delaware limited partnership

139.    DDRA COMMUNITY CENTERS SEVEN, L.P. - Delaware limited partnership

140.    DDRA COMMUNITY CENTERS EIGHT, L.P. - Delaware limited partnership

141.    DDRA KILDEER LLC - Delaware limited liability company

142.    DDRC GATEWAY LLC - Delaware limited liability company

143.    DDRC GREAT NORTHERN LIMITED PARTNERSHIP - Ohio limited partnership

144.    DDRC MICHIGAN LLC - Ohio limited liability company

145.    DDRC PDK EASTON LLC - Ohio limited liability company




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146.    DDRC PDK HAGERSTOWN LLC - Ohio limited liability company

147.    DDRC PDK SALISBURY LLC - Ohio limited liability company

148.    DDRC PDK SALISBURY PHASE III LLC - Ohio limited liability company

149.    DDRC PIKE ENTERTAINMENT LLC - California limited liability company

150.    DDRC SALEM LLC - Delaware limited liability company

151.    DEVELOPERS DIVERSIFIED OF ALABAMA, INC. - Alabama corporation

152.    DEVELOPERS DIVERSIFIED BROADVIEW VILLAGE LP - Ohio limited partnership

153. DEVELOPERS DIVERSIFIED CENTENNIAL PROMENADE LP - Ohio limited partnership

154.    DEVELOPERS DIVERSIFIED COOK'S CORNER LP - Ohio limited partnership

155.    DEVELOPERS DIVERSIFIED FINANCE CORPORATION - Ohio corporation

156.    DEVELOPERS DIVERSIFIED OF INDIANA, INC. - Ohio corporation

157.    DEVELOPERS DIVERSIFIED LANSING LANDINGS LP - Ohio limited partnership

158.    DEVELOPERS DIVERSIFIED OF MISSISSIPPI, INC. - Ohio corporation

159.    DEVELOPERS DIVERSIFIED OF PENNSYLVANIA, INC. - Ohio corporation

160.    DEVELOPERS DIVERSIFIED OF TENNESSEE, INC. - Ohio corporation

161.    DLA VENTURES LLC - Ohio limited liability company

162.    DOTRS LIMITED LIABILITY COMPANY - Ohio limited liability company

163. DREXEL WASHINGTON LIMITED LIABILITY COMPANY - Ohio limited liability company

164.    DREXEL WASHINGTON LIMITED PARTNERSHIP - Ohio limited partnership

165.    EASTCHASE MARKET INC. - Ohio corporation

166.    EASTCHASE MARKET L.P. - Texas limited partnership




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167.    EASTON MARKET LIMITED LIABILITY COMPANY - Delaware limited liability company

168.    ENERGY MANAGEMENT STRATEGIES, INC. - Delaware corporation

169.    FAYETTEVILLE BLACK INVESTMENT, INC. - Georgia corporation

170.    FAYETTEVILLE EXCHANGE, LLC - Georgia limited liability company

171.    FLATACRES MARKETCENTER, LLC - Georgia limited liability company

172.    FOOTHILLS TOWNE CENTER II, INC. - Ohio corporation

173.    FOOTHILLS TOWNE CENTER III, INC. - Ohio corporation

174.    FT. COLLINS PARTNERS I, LLC - Colorado limited liability company

175.    FORT UNION ASSOCIATES, L.C. - Utah limited liability company

176.    GEORGIA FINANCE CORPORATION - Delaware corporation

177.    GS BOARDMAN LLC, - Delaware limited liability company

178.    GS BRENTWOOD LLC, - Delaware limited liability company

179.    GS CENTENNIAL LLC, - Delaware limited liability company

180.    GS DDR LLC, - Ohio- limited liability company

181.    GS ERIE LLC, - Delaware limited liability company

182.    GS SUNSET LLC, -  Delaware limited liability company

183.    GS II BIG OAKS LLC - Delaware limited liability company

184.    GS II BROOK HIGHLAND LLC - Delaware limited liability company

185.    GS II DDR LLC - Ohio limited liability company

186.    GS II GREEN RIDGE LLC - Delaware limited liability company

187.    GS II INDIAN HILLS LLC - Delaware limited liability company



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188.    GS II JACKSONVILLE REGIONAL LLC - Delaware limited liability company

189.    GS II MERIDIAN CROSSWORDS LLC - Delaware limited liability company

190.    GS II NORTH POINTE LLC - Delaware limited liability company

191.    GS II OXFORD COMMONS LLC - Delaware limited liability company

192.    GS II UNIVERSITY CENTRE LLC - Delaware limited liability company

193.    GS II UPTOWN SOLON LLC - Delaware limited liability company

194.    HAGERSTOWN DEVELOPMENT LLC - Ohio limited liability company

195.    HAGERSTOWN TIF LLC - Ohio limited liability company

196.    HENDON/ATLANTIC RIM JOHNS CREEK, LLC - Georgia limited liability company

197.    HENDON/DDR/BP, LLC - Delaware limited liability company

198.    HERMES ASSOCIATES - Utah general partnership

199.    HERMES ASSOCIATES, LTD. - Utah limited partnership

200.    HICKORY HOLLOW EXCHANGE, LLC - Georgia limited liability company

201.    HISTORIC VAN NESS LLC - California limited liability company

202.    JDN DEVELOPMENT COMPANY, INC. - Delaware corporation

203.    JDN DEVELOPMENT INVESTMENT, L.P. - Georgia limited partnership

204.    JDN DEVELOPMENT LP, INC. - Delaware limited partnership

205.    JDN INTERMOUNTAIN DEVELOPMENT CORP. - Delaware corporation

206. JDN INTERMOUNTAIN DEVELOPMENT, PIONEER HILLS, LLC - Georgia limited liability company

207. JDN INTERMOUNTAIN DEVELOPMENT, PARKER PAVILION LLC - Georgia limited liability company

208. JDN INTERMOUNTAIN HOLDINGS, INC. (F/K/A GOLDBERG PROPERTY ASSOCIATES, INC.) - Colorado corporation




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209.    JDN OF ALABAMA REALTY CORPORATION - Alabama corporation

210.    JDN REAL ESTATE - APEX, L.P. - Georgia limited partnership

211. JDN REAL ESTATE - BRIDGEWOOD FORT WORTH, L.P. - Georgia limited partnership

212.    JDN REAL ESTATE - CONYERS, L.P. - Georgia limited partnership

213.    JDN REAL ESTATE - CUMMING, L.P. - Georgia limited partnership

214.    JDN REAL ESTATE - ERIE, L.P. - Georgia limited partnership

215.    JDN REAL ESTATE - FAYETTEVILLE, L.P. - Georgia limited partnership

216.    JDN REAL ESTATE - FREEHOLD, L.P. - Georgia limited partnership

217.    JDN REAL ESTATE - FRISCO, L.P. - Georgia limited partnership

218.    JDN REAL ESTATE - GULF BREEZE II, L.P. - Georgia limited partnership

219.    JDN REAL ESTATE - HAMILTON, L.P. - Georgia limited partnership

220.    JDN REAL ESTATE - HICKORY CREEK, L.P. - Georgia limited partnership

221.    JDN REAL ESTATE - LAKELAND, L.P. - Georgia limited partnership

222.    JDN REAL ESTATE - MCDONOUGH II, L.P. - Georgia limited partnership

223.    JDN REAL ESTATE - MCDONOUGH, L.P. - Georgia limited partnership

224.    JDN REAL ESTATE - MCKINNEY, L.P. - Georgia limited partnership

225.    JDN REAL ESTATE - MESQUITE, L.P. - Georgia limited partnership

226.    JDN REAL ESTATE - NORWOOD, LLC - Georgia limited liability company

227.    JDN REAL ESTATE - OAKLAND, L.P. - Georgia limited partnership

228.    JDN REAL ESTATE - OVERLAND PARK, L.P. - Georgia limited partnership

229.    JDN REAL ESTATE - PARKER PAVILIONS, L.P. - Georgia limited partnership



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230.    JDN REAL ESTATE - PENSACOLA, L.P. - Georgia limited partnership

231.    JDN REAL ESTATE - PIONEER HILLS II, L.P. - Georgia limited partnership

232.    JDN REAL ESTATE - RALEIGH, L.P. - Georgia limited partnership

233.    JDN REAL ESTATE - SACRAMENTO, L.P. - Georgia limited partnership

234.    JDN REAL ESTATE - STONE MOUNTAIN, L.P. - Georgia limited partnership

235.    JDN REAL ESTATE - SUWANEE, L.P. - Georgia limited partnership

236.    JDN REAL ESTATE - TURNER HILL, L.P. - Georgia limited partnership

237.    JDN REAL ESTATE - WEST LAFAYETTE, L.P. - Georgia limited partnership

238.    JDN REAL ESTATE - WEST LANSING, L.P. - Georgia limited partnership

239.    JDN REALTY AL, INC. - Alabama corporation

240.    JDN REALTY CORPORATION - Maryland corporation

241.    JDN REALTY CORPORATION, GP, INC. - Delaware corporation

242.    JDN REALTY HOLDINGS, L.P. - Georgia limited partnership

243.    JDN REALTY INVESTMENT, L.P. - Georgia limited partnership

244.    JDN REALTY L.P., INC. - Delaware corporation

245. JDN WEST ALLIS ASSOCIATES, LIMITED PARTNERSHIP - Georgia limited partnership

246.    J&T OAKLAND, LLC - Tennessee limited liability company

247.    JEFFERSON COUNTY PLAZA LLC - a Missouri limited liability company

248.    KLA/SM, LLC - Delaware limited liability company

249.    KLA/SM IA, LLC - Delaware limited liability company

250.    KLA/SM CM, LLC - Delaware limited liability company



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251.    KLA/SM NEWCO PARENT, LLC - Delaware limited liability company

252.    KLA/SM NEWCO PARENT II, LLC - Delaware limited liability company

253.    KLA/SM NEWCO LTCB, LLC - Delaware limited liability company

254.    KLA/SM NEWCO LTCB II, LLC - Delaware limited liability company

255.    KLA/SM NEWCO GC, LLC - Delaware limited liability company

256.    KLA/SM NEWCO GC II, LLC - Delaware limited liability company

257.    LAFRONTERA INVESTMENT LLC - Delaware limited liability company

258.    LENNOX TOWN CENTER LIMITED - Ohio limited liability company

259.    LIBERTY FAIR MALL ASSOCIATES, INC. - Ohio corporation

260. LIBERTY FAIR MALL ASSOCIATES LIMITED PARTNERSHIP - Virginia limited partnership

261.    LIBERTY FAIR VA LP - Virginia limited partnership

262.    LIBERTY FAIR VA II LP - Virginia limited partnership

263.    MACEDONIA COMMONS LTD. - Ohio limited liability company

264.    MACQUARIE DDR MANAGEMENT LIMITED - Australian corporation

265.    MACQUARIE DDR MANAGEMENT LLC - Delaware limited liability company

266.    MACQUARIE DDR TRUST - Australian listed property trust

267.    MACQUARIE DDR U.S. TRUST - Maryland corporation

268. MAPLE GROVE CROSSING LIMITED LIABILITY COMPANY - Ohio limited liability company

269.    MERRIAM I LLC - Delaware limited liability company

270.    MERRIAM TOWN CENTER LTD. - Ohio limited liability company

271. METRO STATION DEVELOPMENT COMPANY, L.LC. - Mississippi limited liability company



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272.    MITCHELL BRIDGE ASSOCIATES, INC. - Georgia corporation

273.    MT. NEBO POINTE, LLC - Ohio limited liability company

274.    MZ I COMMUNITY I LLC - Delaware limited liability company

275.    MZ II COMMUNITY I LLC - Delaware limited liability company

276.    ORIX SANSONE BRENTWOOD L.L.C. - Illinois limited liability company

277.    PARCEL J-1B LIMITED PARTNERSHIP, - Virginia limited partnership

278.    PASEO COLORADO HOLDINGS LLC - Delaware limited liability company

279.    PASEO PARKING, INC. - Delaware corporation

280.    PECAN PARK, LLC - Mississippi limited liability company

281.    PEDRO COMMUNITY CENTERS, INC. - Ohio corporation

282.    PEPPERELL CORNERS, LTD. - Alabama limited partnership

283. PLAINVILLE CONNECTICUT L.L.C. (FKA DDR CONNECTICUT L.L.C.) - Ohio limited liability company

284. PLAINVILLE DEVELOPMENT L.P. (FKA DDR PLAINVILLE DEVELOPMENT L.P.) - Ohio limited partnership

285.    PLAINVILLE INVESTMENT IA, LLC - Delaware limited liability company

286. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP I - Delaware limited partnership

287. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IA, - Delaware limited partnership

288. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IB, - Delaware limited partnership

289. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP II - Delaware limited partnership

290. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IIA, - Delaware limited partnership

291. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP III - Delaware limited partnership



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292.    RETAIL VALUE INVESTMENT PROGRAM IIIA LIMITED PARTNERSHIP, - Delaware
        limited partnership

293. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IIIB, - Delaware limited partnership

294. RETAIL VALUE INVESTMENT PROGRAM IIIC LIMITED PARTNERSHIP, - Delaware limited partnership

295. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IV - Delaware limited partnership

296. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IVA, - Delaware limited partnership

297. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP V - Delaware limited partnership

298. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP VI - Delaware limited partnership

299. RETAIL VALUE INVESTMENT PROGRAM VII LIMITED LIABILITY COMPANY, - Delaware limited liability company

300. RETAIL VALUE INVESTMENT PROGRAM VIII LIMITED PARTNERSHIP - Delaware limited partnership

301.    RIVERDALE RETAIL ASSOCIATES L.C. - Utah limited liability company

302.    ROCKY MOUNTAIN REAL ESTATE L.L.C. - Utah limited liability company

303.    RVIP III BURNHAM LIMITED PARTNERSHIP - Delaware limited partnership

304.    RVIP VIII HOLDINGS LLC - Delaware limited liability company

305.    RVIP CA/WA/OR PORTFOLIO LLC, - Delaware limited liability company

306.    RVIP CAMERON PARK, L.P. - California limited partnership

307.    RVIP CAMERON PARK MANAGER LLC - Delaware limited liability company

308.    RVIP OLYMPIAD PLAZA, L.P. - California limited partnership

309.    RVIP OLYMPIAD PLAZA MANAGER LLC, - Delaware limited liability company

310.    RVIP PUENTE HILLS LLC, - Delaware limited liability company

311.    RVIP PUENTE HILLS MANAGER LLC, - Delaware limited liability company




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312.    RVIP PUGET PARK LLC, - Delaware limited liability company

313.    RVIP RICHMOND LLC, - Delaware limited liability company

314.    RVIP VALLEY CENTRAL LP, - California limited partnership

315.    RVIP VALLEY CENTRAL MANAGER LLC, - Delaware limited liability company

316.    RVM BRYWOOD LLC, - Delaware limited liability company

317.    RVM CHEROKEE LLC, - Delaware limited liability company

318.    RVM DEVONSHIRE LLC, - Delaware limited liability company

319.    RVM LONG BEACH PLAZA LLC, - Delaware limited liability company

320.    RVM TEN QUIVIRA LLC, - Delaware limited liability company

321.    RVM TQ PAD LLC, - Delaware limited liability company

322.    RVM WILLOW CREEK LLC, - Delaware limited liability company

323.    ST. JOHNS CROSSINGS, L.L.C. - Missouri limited liability company

324.    SANSONE GROUP/DDR LLC - Missouri limited liability company

325. SHEA AND TATUM ASSOCIATES LIMITED PARTNERSHIP - Arizona limited partnership

326.    SHOPPERS WORLD COMMUNITY CENTER, L.P. - Delaware limited partnership

327.    SHORESALES LLC - Delaware limited liability company

328.    SM LTCB ALLENTOWN, L.P. - Pennsylvania limited partnership

329.    SM NEWCO ANTIOCH, LLC - Delaware limited liability company

330.    SM NEWCO ARLINGTON GP, LLC - Delaware limited partnership

331.    SM NEWCO ARLINGTON, L.P. - Texas limited partnership

332.    SM NEWCO ARLINGTON HEIGHTS, LLC - Delaware limited liability company




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333.    SM NEWCO AUGUSTA, LLC - Delaware limited liability company

334.    SM NEWCO AUSTIN GP, LLC - Delaware limited liability company

335.    SM NEWCO AUSTIN, L.P. - Texas limited partnership

336.    SM LTCB BAYTOWN GP, LLC - Delaware limited liability company

337.    SM LTCB BAYTOWN, L.P. - Texas limited partnership

338.    SM NEWCO BEAUMONT GP, LLC - Delaware limited liability company

339.    SM NEWCO BEAUMONT, L.P. - Texas limited partnership

340.    SM NEWCO BOSSIER CITY, LLC - Delaware limited liability company

341.    SM NEWCO BRADENTON, LLC - Delaware limited liability company

342.    SM NEWCO BURBANK, LLC - Delaware limited liability company

343.    SM NEWCO BURLINGTON, LLC - Delaware limited liability company

344. SM NEWCO BURLINGTON - SHELBURNE ROAD, LLC - Delaware limited liability company

345.    SM NEWCO CASTLETON, LLC - Delaware limited liability company

346.    SM NEWCO CHESAPEAKE, LLC - Delaware limited liability company

347.    SM NEWCO CRYSTAL LAKE, LLC - Delaware limited liability company

348.    SM NEWCO DANBURY, LLC - Delaware limited liability company

349.    SM NEWCO DOVER, LLC - Delaware limited liability company

350.    SM NEWCO DOWNERS GROVE, LLC - Delaware limited liability company

351.    SM NEWCO DULUTH, LLC - Delaware limited liability company

352.    SM NEWCO EVANSVILLE, LLC - Delaware limited liability company

353.    SM NEWCO FRANKLIN, LLC - Delaware limited liability company



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354.    SM NEWCO GLEN ALLEN, LLC - Delaware limited liability company

355.    SM NEWCO GLENDALE, LLC - Delaware limited liability company

356.    SM NEWCO HARLINGEN, L. P. - Texas limited partnership

357.    SM NEWCO HARRISBURG, L.P. - Pennsylvania limited partnership

358.    SM NEWCO HARVEY, LLC - Delaware limited liability company

359.    SM NEWCO HATTIESBURG, LLC - Delaware limited liability company

360.    SM NEWCO HOUMA, LLC - Delaware limited liability company

361. SM NEWCO HOUSTON - HIGHWAY 6 GP, LLC - Delaware limited liability company

362.    SM NEWCO HOUSTON - HIGHWAY 6, L. P. - Texas limited partnership

363.    SM NEWCO HOUSTON - KATY FREEWAY, L.P. - Texas limited partnership

364.    SM NEWCO HOUSTON - NORTHWEST FREEWAY, L.P. - Texas limited partnership

365.    SM NEWCO HOUSTON - TOM BALL PARKWAY, L.P. - Texas limited partnership

366.    SM NEWCO HUNTSVILLE, LLC - Delaware limited liability company

367.    SM NEWCO KNOXVILLE, LLC - Delaware limited liability company

368.    SM LTCB LAFAYETTE, LLC - Delaware limited liability company

369.    SM LTCB LANSING, LLC - Delaware limited liability company

370.    SM NEWCO LAREDO, L.P. - Texas limited partnership

371.    SM NEWCO LAS VEGAS, LLC - Delaware limited liability company

372.    SM NEWCO LEWISVILLE GP, LLC - Delaware limited liability company

373.    SM NEWCO LEWISVILLE, L.P. - Texas limited partnership

374.    SM NEWCO LEXINGTON, LLC - Delaware limited liability company



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375.    SM NEWCO LONGVIEW GP, LLC - Delaware limited liability company

376.    SM NEWCO LONGVIEW L.P. - Texas limited partnership

377.    SM NEWCO LOUISVILLE, LLC - Delaware limited liability company

378.    SM LTCB LOUISVILLE, LLC - Delaware limited liability company

379. SM NEWCO LOUISVILLE - SHELBYVILLE ROAD, LLC - Delaware limited liability company

380.    SM NEWCO MACON, LLC - Delaware limited liability company

381.    SM NEWCO MANCHESTER, LLC - Delaware limited liability company

382.    SM NEWCO MCALLEN GP, LLC - Delaware limited liability company

383.    SM NEWCO MCALLEN, L. P. - Texas limited partnership

384.    SM LTCB MEMPHIS, LLC - Delaware limited liability company

385.    SM NEWCO MESA, LLC - Delaware limited liability company

386. SM NEWCO MESA - EAST SOUTHERN AVENUE, LLC - Delaware limited liability company

387.    SM NEWCO MESQUITE GP, LLC - Delaware limited liability company

388.    SM NEWCO MESQUITE, L.P. - Texas limited partnership

389.    SM NEWCO MESQUITE II GP, LLC - Delaware limited liability company

390.    SM NEWCO MESQUITE II L.P. - Texas limited partnership

391.    SM NEWCO METAIRIE, LLC - Delaware limited liability company

392.    SM NEWCO MIDDLETOWN, LLC - Delaware limited liability company

393.    SM NEWCO MIDLOTHIAN, LLC - Delaware limited liability company

394.    SM LTCB MORROW, LLC - Delaware limited liability company

395.    SM LTCB NASHVILLE, LLC - Delaware limited liability company



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396.    SM NEWCO NORTH CHARLESTON, LLC - Delaware limited liability company

397.    SM NEWCO OCALA, LLC - Delaware limited liability company

398. SM NEWCO ORLANDO - WEST COLONIAL DRIVE, LLC - Delaware limited liability company

399.    SM NEWCO OWENSBORO, LLC - Delaware limited liability company

400.    SM NEWCO PADUCAH, LLC - Delaware limited liability company

401.    SM NEWCO PARAMUS, LLC - Delaware limited liability company

402.    SM NEWCO PEMBROKE PINES, LLC - Delaware limited liability company

403.    SM NEWCO PENSACOLA, LLC - Delaware limited liability company

404.    SM NEWCO RALEIGH, LLC - Delaware limited liability company

405.    SM NEWCO RICHARDSON GP, LLC - Delaware limited liability company

406.    SM NEWCO RICHARDSON, L.P. - Texas limited partnership

407.    SM NEWCO ST. LOUIS, LLC - Delaware limited liability company

408.    SM LTCB ST. PETERSBURG, LLC - Delaware limited liability company

409.    SM NEWCO SALEM, LLC - Delaware limited liability company

410.    SM NEWCO SAN ANTONIO GP, LLC - Delaware limited liability company

411.    SM NEWCO SAN ANTONIO, L.P. - Texas limited partnership

412.    SM NEWCO SAN FRANCISCO, LLC - Delaware limited liability company

413.    SM NEWCO SCHAUMBURG, LLC - Delaware limited liability company

414.    SM LTCB SHREVEPORT, LLC - Delaware limited liability company

415.    SM NEWCO SLIDELL LLC - Delaware limited liability company

416.    SM LTCB STUART, LLC - Delaware limited liability company



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417.    SM NEWCO SUGAR LAND GP, LLC - Delaware limited liability company

418.    SM NEWCO SUGAR LAND, L.P. - Texas limited partnership

419.    SM NEWCO SWANSEA, LLC - Delaware limited liability company

420.    SM NEWCO TAMPA, LLC - Delaware limited liability company

421.    SM NEWCO TYLER GP, LLC - Delaware limited liability company

422.    SM NEWCO TYLER, L.P. - Texas limited partnership

423.    SM NEWCO WARR ACRES, LLC - Delaware limited liability company

424.    SM NEWCO WAUKEGAN, LLC - Delaware limited liability company

425.    SM NEWCO WAYNE, LLC - Delaware limited liability company

426.    SM NEWCO WEST MELBOURNE, LLC - Delaware limited liability company

427.    SM NEWCO WESTLAND, LLC - Delaware limited liability company

428.    SM NEWCO WILKES BARRE GP, LLC - Delaware limited liability company

429.    SM NEWCO WILKES BARRE, L.P. - Pennsylvania limited partnership

430.    SM NEWCO WOODLANDS GP, LLC - Delaware limited liability company

431.    SM NEWCO WOODLANDS, L.P. - Texas limited partnership

432.    SOUTHTOWN REALTY LLC - Delaware limited liability company

433.    SUN CENTER LIMITED - Ohio limited liability company

434.    TANASBOURNE LIMITED LIABILITY COMPANY - Ohio limited liability company

435.    TECH CENTER 29 LIMITED PARTNERSHIP, - Maryland limited partnership

436. TECH CENTER 29 PHASE II LIMITED PARTNERSHIP, - Maryland limited partnership

437. TECH CENTER DEVELOPMENT ASSOCIATES LIMITED PARTNERSHIP, - Maryland limited partnership



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438.    TECH RIDGE COVENTRY LLC, - a Delaware limited liability company

439.    TFCM ASSOCIATES, LLC - Utah limited liability company

440.    THE PLAZA AT SUNSET HILLS, L.L.C. - Missouri limited liability company

441.    THE SHOPPES AT SUNSET HILLS, L.L.C. - Missouri limited liability company

442.    TOWN CENTER PLAZA, L.L.C. - Delaware limited liability company

443.    UNIVERSITY SQUARE ASSOCIATES, LTD. - Utah limited partnership

444. USAA INCOME PROPERTIES IV TRUST, a trust organized and existing in Massachusetts

445.    VFP INVESTMENTS, LLC - Nevada limited liability company

446.    VIDALAKIS INVESTMENT COMPANY, LTD. - Utah limited partnership

447.    VIDALAKIS INVESTMENT COMPANY II, LTD. - Utah limited partnership

448.    WHF, INC. - Georgia corporation









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